UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported): October 15, 2009


                        Commission File Number 333-138989

                              SEA 2 SKY CORPORATION
             (Exact name of registrant as specified in its charter)

            Nevada                                         98-0479847
-------------------------------                     --------------------------
State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization                          Identification No.)

                      2287 Slater Road, Ferndale, WA 98248
                      ------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (866) 732-2759


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.02 - TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

The previously reported multi-year wood fiber supply Memorandum of Understanding ("MOU") between Sea 2 Sky Corporation (the "Company") and Des Wilson Forestry Ltd has been terminated, as the relationship could not be fully developed to its maximum potential. The Company is focusing its efforts in North American markets at present.
























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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:   October 16, 2009

SEA 2 SKY CORPORATION



By: /s/ Erik Odeen
Name:  Erik Odeen
Title:   Chief Executive Officer & Chief Financial Officer



































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